UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2022

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive, Melbourne, Florida	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

Zanite Acquisition Corp.

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 21, 2021, Zanite Acquisition Corp., a Delaware corporation (“Zanite”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Embraer S.A., a Brazilian corporation (sociedade anônima) (“Embraer”), Embraer Aircraft Holding, Inc., a Delaware corporation (“EAH”), and EVE UAM, LLC, a Delaware limited liability company (“Eve”) that was formed for purposes of conducting the UAM Business (as defined in the Business Combination Agreement).

On May 6, 2022, Zanite held a special meeting in lieu of the 2022 annual meeting of its stockholders (the “Special Meeting”) to approve, among other things, the transactions contemplated by the Business Combination Agreement (the “business combination”). As of the close of business on April 11, 2022, the record date for the Special Meeting, there were 23,000,000 shares of Class A common stock of Zanite, par value $0.0001 per share (“Class A common stock”), and 5,750,000 shares of Class B common stock of Zanite, par value $0.0001 per share (“Class B common stock”), outstanding. At the Special Meeting, a total of 15,537,117 (or 67.55%) of the Company’s issued and outstanding shares of Class A common stock and a total of 5,750,000 (or 100%) of the Company’s issued and outstanding shares of Class B common stock, in each case held of record as of April 11, 2022, were present either in person or by proxy, which collectively constituted a quorum for the transaction of business.

At the Special Meeting, Zanite’s stockholders voted on all the proposals (except on the proposal of adjournment, as explained below), each of which was approved, including the business combination proposal. Detailed descriptions of each proposal are included in Zanite’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 13, 2022, and mailed to Zanite’s stockholders on or about the same date (as supplemented by a supplement to the definitive proxy statement, dated as of April 28, 2022, the “Proxy Statement”). The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the Special Meeting.

On May 9, 2022, in accordance with the Business Combination Agreement, the closing of the business combination (the “Closing”) occurred, pursuant to which Zanite issued 220,000,000 shares of Class A common stock to EAH in exchange for the transfer by EAH to Zanite of all of the issued and outstanding limited liability company interests of Eve (the “Equity Exchange”). As a result of the business combination, Eve is now a wholly-owned subsidiary of Zanite, which has changed its name to “Eve Holding, Inc.”

As previously announced, on December 21, 2021, December 24, 2021, March 9, 2022, March 16, 2022 and April 4, 2022, in connection with the business combination, Zanite entered into subscription agreements or amendments thereto (as amended from time to time, the “Subscription Agreements”) with certain investors, including certain strategic investors and/or investors with existing relationships with Embraer (the “Strategic Investors”), Zanite Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and EAH (collectively, the “PIPE Investors”), pursuant to which, and on the terms and subject to the conditions of which, Zanite agreed to issue and sell to the PIPE Investors in private placements to close immediately prior to the Closing, an aggregate of 35,730,000 shares of Class A common stock at a purchase price of $10 per share, for an aggregate purchase price of $357,300,000, which included the commitment of the Sponsor to purchase 2,500,000 shares of Class A common stock for a purchase price of $25,000,000 and the commitment of EAH to purchase 18,500,000 shares of Class A common stock for a purchase price of $185,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Closing.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Zanite prior to Closing and to Eve Holding, Inc. and its consolidated subsidiaries following the Closing. All references herein to the “Board” refer to the board of directors of Zanite or Eve Holding, Inc., as applicable. In addition, capitalized terms used and not defined herein have the meanings given to them in the Proxy Statement.

As a result of and upon the Closing, among other things, (i) all outstanding shares of Class B common stock outstanding immediately prior to the Closing were converted into shares of Class A common stock on a one-for-one basis, (ii) thereafter, all outstanding shares of Class A common stock immediately prior to the Closing were converted into shares of common stock, par value $0.001 per share, of Eve Holding, Inc. (the “Common Stock”) on a one-for-one basis and (iii) all issued and outstanding warrants to purchase one share of Class A common stock at an exercise price of $11.50 per share were converted into warrants to purchase one share of Common Stock at an exercise price of $11.50 per share. Upon the Closing, the Company received approximately $377.0 in gross cash proceeds, consisting of approximately $19.7 million from the Zanite trust account and $357.3 million from the PIPE Investment. Following the Closing, on May 10, 2022, the Common Stock and public warrants outstanding upon the Closing began trading on the New York Stock Exchange (the “NYSE”) under the symbols “EVEX” and “EVEXW,” respectively.

Immediately after giving effect to the Business Combination, there were 264,332,132 issued and outstanding shares of Common Stock and 25,750,000 issued and outstanding warrants to purchase one share of Common Stock at an exercise price of $11.50 per share, which includes 11,500,000 public warrants and 14,250,000 private placement warrants. Zanite’s public units separated into their component securities upon the Closing and, as a result, no longer trade as a separate security and were delisted from The Nasdaq Stock Market LLC (“Nasdaq”). As of the date of the Closing, EAH owns approximately 90.2% of the outstanding shares of our Common Stock, which represents approximately 90.2% of the total voting power of our outstanding shares, our post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 2.72% of the outstanding shares of Common Stock, which represents approximately 2.72% of the total voting power of our outstanding shares, and the securityholders of Zanite immediately prior to the Closing (which includes Zanite’s initial stockholders) beneficially owned post-Closing approximately 3.84% of the outstanding shares of Common Stock, which represents approximately 3.45% of the total voting power of our outstanding shares.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Registration Rights Agreement

On May 9, 2022, in connection with the consummation of the business combination and as contemplated by the Business Combination Agreement, the Company entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with EAH, the Sponsor and certain other holders of the Company’s equity securities that are party thereto, which provides the holders of the Company’s securities party thereto certain demand and piggyback registration rights with respect to their equity securities in the Company. Pursuant to the Registration Rights Agreement, the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Common Stock and other of the Company’s equity securities that are held by the parties thereto from time to time. The Registration Rights Agreement contains a three-year lock-up period, pursuant to which, subject to certain exceptions, EAH, the Sponsor and certain other parties thereto will be restricted from transferring the shares of Common Stock and warrants they own immediately following the Closing until the date that is three years after the Closing. The Registration Rights Agreement amends and restates the registration rights agreement that was entered into by Zanite, the Sponsor and the other parties thereto in connection with Zanite’s initial public offering.

The foregoing description of the Registration Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein.

Stockholders Agreement

On May 9, 2022, in connection with the consummation of the business combination and as contemplated by the Business Combination Agreement, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with EAH and the Sponsor. Pursuant to the terms of the Stockholders Agreement, among other things, (a) EAH has the right to nominate five directors to our initial Board, three of whom shall satisfy the independence requirements of the NYSE, (b) the Sponsor has the right to nominate one director to our initial Board, and (c) EAH and the Sponsor have the right to jointly nominate one director to our initial Board, who shall satisfy the independence requirements of the NYSE. In addition, for so long as EAH directly or indirectly through any of its affiliates holds at least 10% of the outstanding shares of Common Stock, EAH will also have the right to: (i) nominate a number of directors to our Board at least proportional to the number of shares of Common Stock owned by EAH directly or indirectly through any of its affiliates; and (ii) appoint a number of representatives to each committee of our Board that is at least proportional to the number of outstanding shares of Common Stock owned by EAH directly or indirectly through any of its affiliates. For so long as EAH directly or indirectly through any of its affiliates holds at least 20% of the outstanding shares of Common Stock, EAH will also have the right to designate the chairperson of the Company’s Board (who need not be a nominee of EAH), and will also have certain financial data and information access rights.

In addition, for so long as EAH directly or indirectly through any of its affiliates holds at least 35% of the outstanding shares of Common Stock, the following actions may not be taken (or agreed to be taken) by the Company without the prior written consent of EAH: (a) the sale of greater than 30% of the assets or voting securities of the Company (subject to certain exceptions); (b) the voluntary liquidation or dissolution of the Company; (c) any amendment to or modification of the Company’s organizational documents that materially and adversely affects EAH in its capacity as a stockholder of the Company; (d) the relocation of the Company’s domicile; (e) any change to the Company’s corporate name; or (f) any change to the size of the Company’s Board.

The foregoing description of the Stockholders Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed as Exhibit 10.2 hereto and the terms of which are incorporated by reference herein.

Tax Receivable Agreement

On May 9, 2022, in connection with the consummation of the business combination and as contemplated by the Business Combination Agreement, the Company entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”) with EAH. The Tax Receivable Agreement will generally provide for the payment by us to EAH of 75% of certain net tax savings in U.S. federal and state taxes, that the Company actually realizes (or are deemed to realize) in periods after the closing of the business combination as a result of increases in the tax basis of the assets of the UAM Business resulting from the Pre-Closing Restructuring (each as defined in the Business Combination Agreement) and tax benefits related to entering into the Tax Receivable Agreement. The Company expects to retain the benefit of the remaining 25% of these tax savings. To the extent the Company is treated as a member of a consolidated, combined, affiliated or other group filing a joint return for U.S. federal or state income tax purposes of which EAH or an affiliate of EAH is the common parent, taxes included on, and any resulting reduction in taxes on, any such joint return will generally not be taken into account for determining payments under the Tax Receivable Agreement and will instead be governed by the Tax Sharing Agreement, discussed below.

For purposes of the Tax Receivable Agreement, the applicable tax savings will generally be computed by comparing our actual tax liability for a given taxable year to the amount of such taxes that the Company would have been required to pay in such taxable year without the increase in tax basis in the assets of the UAM Business. Except as described below, the term of the Tax Receivable Agreement commenced upon the closing of the business combination and will continue indefinitely. Payments under the Tax Receivable Agreement are not conditioned on EAH’s continued ownership of Common Stock. Further information about the Tax Receivable Agreement is set forth beginning on page 126 of the Proxy Statement in the section entitled, “The Business Combination Proposal — Ancillary Agreements — Tax Receivable Agreement,” and that information is incorporated herein by reference.

The foregoing description of the Tax Receivable Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Tax Receivable Agreement, a copy of which is filed as Exhibit 10.3 hereto and the terms of which are incorporated by reference herein.

Tax Sharing Agreement

On May 9, 2022, in connection with the consummation of the business combination and as contemplated by the Stockholders Agreement, the Company entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with EAH. The Tax Sharing Agreement governs the allocation of consolidated U.S. income tax liabilities and setting forth agreements with respect to other tax matters. To the extent EAH and the Company are not members of the same consolidated tax group, the allocation of certain tax items will instead be governed by the Tax Receivable Agreement as described above. The Tax Sharing Agreement also governs certain matters related to the resulting consolidated federal income tax returns, as well as state and local returns filed on a consolidated or combined basis.

The Tax Sharing Agreement also provides for certain payments between EAH and the Company. For periods in which the Company has taxable income that contributes to and increases the overall tax liability of the consolidated group of which EAH or an affiliate is the common parent (the “EAH Consolidated Group”), the Tax Sharing Agreement requires the Company to make payments to EAH equal to the tax liability it would have had had it been outside of the consolidated group. For periods in which the Company’s inclusion in the EAH Consolidated Group decreases the tax liability of the EAH Consolidated Group, tax benefits generated by the Company that are realized by EAH will be accounted for and will apply to offset future payments due from the Company to EAH under the Tax Sharing Agreement. If any tax benefits that have accumulated during the period in which EAH is a member of the EAH Consolidated Group have not been applied to offset payments under the Tax Sharing Agreement at the time the Company ceases to be a member of the EAH Consolidated Group, such uncompensated tax benefits can be used to offset amounts payable by the Company to EAH under the Tax Receivable Agreement as described above. For purposes of determining the amount of payments required to be made by the Company pursuant to the foregoing, and for determining the extent to which tax benefits generated by the Company that are realized by the EAH Consolidated Group may offset future payments under the Tax Sharing Agreement or the Tax Receivable Agreement, the Tax Sharing Agreement will generally disregard 75% of the tax benefits arising from tax basis in the assets of the Company created in the Pre-Closing Restructuring, consistent with the agreed sharing percentages for such tax savings under the Tax Receivable Agreement if the Company were not a member of the EAH Consolidated Group. The Tax Sharing Agreement also contains provisions with respect to tax audits and the filing of tax returns that are customary for tax sharing agreements between members of a consolidated group. Further information about the Tax Sharing Agreement is set forth beginning on page 127 of the Proxy Statement in the section entitled, “The Business Combination Proposal — Ancillary Agreements — Tax Sharing Agreement,” and that information is incorporated herein by reference.

The foregoing description of the Tax Sharing Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Tax Sharing Agreement, a copy of which is filed as Exhibit 10.4 hereto and the terms of which are incorporated by reference herein.

Indemnification of Directors and Officers

The Company has entered into separate indemnification agreements with its directors and executive officers. These agreements, among other things, require the Company to indemnify its directors and executive officers for certain liabilities and expenses, reasonable attorneys’ fees and all other direct or indirect costs, expenses and obligations, including judgments, fines, penalties, interest, appeal bonds, amounts paid in settlement with the approval of the Company, counsel fees and disbursements (including, without limitation, experts’ fees, court costs, retainers, appeal bond premiums, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) and other fees (including, among others, witness fees, travel expenses and fees of private investigators and professional advisors, actually paid or incurred in connection with investigating, prosecuting, defending, being a witness in or participating in any Claim relating to any Indemnifiable Event (as such terms are defined in each indemnification agreement) incurred by a director or executive officer in any action or proceeding related to the fact that such person is or was a director, officer or fiduciary of the Company, or is or was serving on behalf of the Company or at the request of the Company as a director, officer or fiduciary or similar capacity, of another company.The foregoing description of the indemnification agreements is not complete and is subject to and qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.5 and the terms of which are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Zanite was immediately before the business combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to Zanite, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the business combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to future performance and anticipated financial impacts of the business combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s, management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) failure to realize the anticipated benefits of the business combination; (iii) risks relating to the uncertainty of the projected financial information with respect to the Company; (iv) the outcome of any legal proceedings that may be instituted against the Company, Embraer, EAH and/or Eve; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) the Company’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (viii) the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) the Company’s ability to successfully develop, obtain certification for and commercialize its aircraft, (x) the effects of competition on the Company’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) the impact of the global COVID-19 pandemic and (xii) those factors discussed in the Proxy Statement under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Business

The businesses of Zanite and Eve prior to the business combination and the Company following the Business Combination are described in the Proxy Statement in the sections titled “Summary of the Proxy Statement - Information about the Parties to the Business Combination” beginning on page 1, “Information about Zanite” beginning on page 173 and “Information about Eve” beginning on page 197 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the business combination are set forth beginning on page 26 of the Proxy Statement in the section titled “Risk Factors” and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the UAM Business, which is incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement in the sections titled “Comparative Share Information” beginning on page 21, “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 78 and “Notes to Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 86, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement in the sections titled “Zanite’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 191 and “Eve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 210, which are incorporated herein by reference. Further reference is made to the disclosure set forth in Zanite’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, filed with the SEC on May 3, 2022 (“Zanite’s Q1 Quarterly Report”), in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

In addition, Eve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations of the UAM Business as of and for the three months ended March 31, 2022 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure on page 221 of the Proxy Statement in the section titled “Eve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations - Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference. Further reference is made to the disclosure set forth in Zanite’s Q1 Quarterly Report in the section entitled “Quantitative and Qualitative Disclosures about Market Risk,” which is incorporated herein by reference.

In addition, reference is made to information in the section entitled “Quantitative and Qualitative Disclosures about Market Risk,” set forth in Exhibit 99.1 attached hereto is incorporated herein by reference.

Facilities

The facilities of the Company are described beginning on page 209 of the Proxy Statement in the section titled “Information About Eve - Facilities” and that information is incorporated herein by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth the beneficial ownership of Common Stock immediately following consummation of the business combination by:

•	each person who is the beneficial owner of more than 5% of Common Stock;

•	each person who is an executive officer or director of the Company; and

•	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days.

There were 264,332,132 shares of Common Stock and 25,750,000 warrants to purchase shares of Common Stock, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share, issued and outstanding immediately following the consummation of the business combination.

Unless otherwise indicated, the Company believes that all persons named below have sole voting and investment power with respect to the voting securities indicated in the table below and the corresponding footnotes as being beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Shares of Common Stock
5% Holders
Embraer Aircraft Holding, Inc.(2)	238,500,000	90.2%
Directors and Executive Officers
Gerard J. DeMuro(3)	351,917	*
André Duarte Stein	—	—
Eduardo Couto	—	—
Luis Carlos Affonso	—	—
Michael Amalfitano	—	—
Marion Clifton Blakey	—	—
José Manuel Entrecanales(4)	3,900,000	1.5%
Paul Eremenko	—	—
Sergio Pedreiro	—	—
Kenneth C. Ricci(5)	9,861,062	3.7%
All Company directors and executive officers as a group (ten individuals)	14,112,979	5.21%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Eve Holding, Inc., 1400 General Aviation Drive, Melbourne, Florida 32935.
(2)

Embraer Aircraft Holding, Inc. is controlled by Embraer S.A. The address of the principal business office of Embraer Aircraft Holding, Inc. is 276 S.W. 34th Street Fort Lauderdale, Florida, 33315. The address of the principal business office of Embraer S.A. is Avenida Dra. Ruth Cardoso, 8501, 30th floor (part), Pinheiros, Sao Paulo, SP, 05425-070, Brazil.

(3)

Comprised of (i) 150,000 shares of Class B common stock, which converted into shares of Common Stock upon the Closing on a one-for-one basis, (ii) 61,917 shares of Common Stock underlying the private placement warrants received from Zanite Sponsor LLC in a pro-rata distribution of its securities to its members upon the Closing, which warrants will become exercisable 30 days following the Closing and (iii) 140,000 shares of Common Stock issued to Mr. DeMuro at the Closing pursuant to the terms of his Employment Agreement.

(4)

Acciona Logistica, S.A. (“Acciona”) is the record holder of shares reported herein, which includes 900,000 shares of Common Stock underlying the new warrants that were issued to Acciona pursuant to the terms of a Strategic Warrant Agreement, which warrants were issued and became exercisable at the Closing. Mr. Entrecanales is the Chairman and Chief Executive Officer of Acciona S.A., Acciona’s ultimate parent company.

(5)

Directional Zanite, LLC is the record holder of the shares reported herein, which includes 4,050,120 shares of Common Stock and 5,810,942 shares of Common Stock underlying private placement warrants that will become exercisable 30 days following the Closing. Mr. Ricci is a manager of Directional Zanite, LLC and holds voting and investment discretion with respect to the Common Stock held of record by Directional Zanite, LLC. Mr. Ricci disclaims any beneficial ownership of the securities held by Directional Zanite, LLC, other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described beginning on page 223 of the Proxy Statements in the section titled “Management of the Company Following the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth beginning on page 229 of the Proxy Statement in the section titled “Management of the Company Following the Business Combination — Corporate Governance - Director Independence” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is set forth in the Proxy Statement in the section titled “Management of the Company Following the Business Combination — Corporate Governance - Composition of the Board of Directors” beginning on page 228 and “Management of the Company Following the Business Combination — Corporate Governance - Committees of the Board of Directors” beginning on page 229 and that information is incorporated herein by reference.

Controlled Company Exemptions

On May 9, 2022, the Board determined that the Company qualifies for, and will avail itself of, the controlled company exemptions under the corporate governance rules of the NYSE. Accordingly, the Company will not be required to have (1) a majority of “independent directors” on our Board, as defined under the rules of the NYSE, (2) a compensation committee and a nominating and governance committee composed entirely of “independent directors” or (3) an annual performance evaluation of the compensation and nominating and governance committees. As such, the Company will have neither a standing compensation committee nor a standing nominating and corporate governance committee immediately following the Closing and such functions will instead be performed by the Board.

Notwithstanding such exemptions, the Company’s initial Board will be comprised of a majority of independent directors, with four directors who qualify as independent under the rules of the NYSE.

Information with respect to the corporate governance of the Company immediately after the Closing is set forth in the Proxy Statement in the section titled “Management of the Company Following the Business Combination — Corporate Governance” beginning on page 228 and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Eve before the consummation of the business combination is set forth beginning on page 231 of the Proxy Statement in the section titled “Executive Compensation,” and that information is incorporated herein by reference.

On September 14, 2021, Gerard DeMuro entered into an employment agreement with EAH to serve as Eve’s Co-Chief Executive Officer, and after the Closing, to serve as the Company’s Co-Chief Executive Officer. Mr. DeMuro will receive a base salary of at least $400,000 annually. Under the terms of his employment agreement, he also will receive a one-time equity grant, as described beginning on page 170 of the Proxy Statement in the section titled “Equity Incentive Plan Proposal — New Plan Benefits.” Mr. DeMuro’s employment agreement also contains standard covenants to restrict competitive activity post-employment with the Company.

If Mr. DeMuro’s employment is terminated by the Company without cause or by Mr. DeMuro for good reason, with the execution of a general release of claims, he will be entitled to severance in the amount of one times his base salary, benefits continuation coverage for one year and accelerated vesting of certain equity awards. A copy of Mr. DeMuro’s employment agreement is attached hereto as Exhibit 10.16.

At the Special Meeting, Zanite stockholders approved the Eve Holding, Inc. 2022 Stock Incentive Plan (the “Incentive Plan”). The description of the Incentive Plan is set forth beginning on page 163 of the Proxy Statement section titled “Incentive Plan Proposal,” which is incorporated herein by reference. The description of the Incentive Plan is not complete and is subject to and qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit 10.6 and the terms of which are incorporated by reference herein.

Following the consummation of the business combination, the Company expects that the Board will approve grants of awards under the Incentive Plan to eligible participants, as described beginning on page 170 of the Proxy Statement in the section titled “Equity Incentive Plan Proposal — New Plan Benefits.”

Director Compensation

A description of the compensation of the directors of Eve before the consummation of the business combination is set forth beginning on page 231 of the Proxy Statement in the section titled “Executive Compensation,” and that information is incorporated herein by reference.

Following the Closing, each independent director of the Company will be entitled to receive an annual cash retainer of $60,000, payable $5,000 per month, and an annual equity grant of restricted stock units with a fair market value of $150,000 as of the date of the grant, vesting on the third anniversary of the grant.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described beginning on page 248 of the Proxy Statement in the section titled “Certain Relationships and Related Persons Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement titled “Information About Zanite — Legal Proceedings” beginning on page 190 and “Information about Eve — Legal Proceedings” beginning on page 209 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

Zanite’s publicly-traded Class A common stock, units and warrants were historically listed on the Nasdaq under the symbols “ZNTE,” “ZNTEU” and “ZNTEW,” respectively. On May 10, 2022, the Common Stock and public warrants outstanding upon the Closing began trading on the NYSE under the symbols “EVEX” and “EVEXW,” respectively. At the Closing, each of Zanite’s public units separated into its components consisting of one share of common stock and one-half of one redeemable warrant and, as a result, the units no longer trade as a separate security.

The Company currently intends to retain its future earnings, if any, to finance the further development and expansion of its business and does not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of the Board and will depend on the Company’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as its Board deems relevant. As a result, you may not receive any return on an investment in your Common Stock unless you sell your Common Stock for a price greater than that which you paid for it. See the section beginning on page 25 of the Proxy Statement titled “Market Price, Ticker Symbol and Dividend Information” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained beginning on page 233 of the Proxy Statement in the section titled “Description of Securities” and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indemnification of Directors and Officers” is incorporated into this Item 2.01 by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference. Further reference is made to Zanite’s condensed financial statements as of and for the three months ended March 31, 2022 and March 31, 2021 and related notes thereto which are set forth in Zanite’s Q1 Quarterly Report and incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in the “Introductory Note” of this Current Report on Form 8-K is incorporated herein by reference. The securities issued in connection with the Equity Exchange and PIPE Investment were issued pursuant to and in accordance with the exemption from registration under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Shares of Common Stock

In connection with the business combination, the Company increased the total number of authorized shares of all classes of capital stock to 1,100,000,000 shares, consisting of (a) 1,000,000,000 shares of Common Stock and (b) 100,000,000 shares of preferred stock.

New Warrants

As previously announced, concurrently with the execution of certain Subscription Agreements, the Company entered into Warrant Agreements, dated as of December 21, 2021, each by and between or among the Company and (i) Republic Airways Inc., (ii) SkyWest Leasing, Inc., (iii) Falko Regional Aircraft Limited and Falko eVTOL LLC, (iv) BAE Systems plc, (v) Azorra Aviation Holdings, LLC, (vi) Rolls-Royce PLC or (vii) Strong Fundo de Investimento em Cotas de Fundos de Investimento Multimercado, and a Warrant Agreement, dated as of March 16, 2022, by and between the Company and Acciona Logistica, S.A. (collectively, the “Strategic Warrant Agreements”). The description of the warrants issuable pursuant to the terms of the Strategic Warrant Agreements (the “new warrants”) is contained beginning on page 128 of the Proxy Statement in the section titled “The Business Combination Proposal - Ancillary Agreements - Strategic Warrant, Lock-Up Agreements and Put Option Agreements” and on page 239 in the section titled “Description of Securities - Warrants - New Warrants” and that information is incorporated herein by reference.

The new warrants were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

Information regarding unregistered sales of the Company’s securities is set forth in Item 3.02 of the Company’s Current Reports on Form 8-K filed with the SEC on November 19, 2020, May 18, 2021, November 17, 2021, December 21, 2021, December 27, 2021, March 15, 2022, March 18, 2022 and April 5, 2022 and such items are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the business combination, on May 9, 2022, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State, and also adopted Bylaws on May 9, 2022 (the “Bylaws”), which replace Zanite’s certificate of incorporation and bylaws in effect as of such time. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Company’s Common Stock are discussed in the Proxy Statement in the sections titled “The Charter Amendment Proposals” beginning on page 154, “The Advisory Charter Proposals” beginning on page 157, and “Description of Securities” beginning on page 233.

The Company’s Common Stock and public warrants are listed for trading on the NYSE under the symbols “EVEX” and “EVEXW,” respectively. On the date of the Closing, the CUSIP numbers relating to the Company’s Common Stock and public warrants changed to 29970N 104 and 29970N 112, respectively.

The foregoing description of the Certificate of Incorporation and the Bylaws is not complete and is subject to and qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2 and the terms of which are incorporated by reference herein.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

Prior to the business combination, PricewaterhouseCoopers Auditores Independentes Ltda. (“PwC Brazil”) served as the independent registered public accounting firm for Embraer and its consolidated subsidiaries (“Embraer”). The UAM Business is a carve-out of Embraer and was audited by PricewaterhouseCoopers LLP (“PwC US”). On March 31, 2022, PwC Brazil was dismissed as the independent registered public accounting firm of Embraer and PwC US was dismissed as the auditor of the UAM Business of Embraer.

PwC US’s reports on the combined financial statements of UAM Business of Embraer as of and for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal 2021 and fiscal 2020, and in the subsequent interim period through March 31, 2022, (i) there were no disagreements with PwC US (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that if not resolved to PwC US’s satisfaction, would have caused PwC US to make reference thereto in its reports; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Company provided PwC US with a copy of the foregoing disclosures and requested that PwC US provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of PwC’s letter dated May 13, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 9, 2022, the audit committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company and its subsidiaries consolidated financial statements as of and for the year ended December 31, 2022. Accordingly, on May 9,

2022, WithumSmith+Brown, PC (“Withum”), Zanite’s independent registered public accounting firm prior to the business combination, was informed that it would be replaced by KPMG as the Company’s independent registered public accounting firm effective as of such date.

The report of Withum (“Withum’s 2021 Report”) on Zanite’s consolidated balance sheet as of December 31, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from August 7, 2020 (inception) through December 31, 2020 (collectively referred to as the “2020 financial statements”), as amended, included a paragraph containing a going concern qualification, which stated, “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company is unable to complete a business combination by May 19, 2021 then the Company may cease all operations except for the purpose of liquidating unless a resolution of its Board of Directors is passed at the request of the Sponsor, to extend the period of time the Company will have to consummate a Business Combination up to two times, each by an additional 6 months (until May 19, 2022), subject to the Sponsor purchasing additional Private Placement Warrants. The uncertainty surrounding the date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

Withum’s 2021 Report also contained the following statement related to Zanite’s 2020 financial statements, “As discussed in Note 2 to the financial statements, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the private warrants should be accounted for as liabilities. Accordingly, the 2020 financial statements have been restated to correct the accounting and related disclosure for the warrants.”

The report of Withum on Zanite’s consolidated balance sheets as of December 31, 2021 and 2020 and the related statements of operations, changes in stockholders’ deficit and cash flows for the year ended December 31, 2021 and for the period from August 7, 2020 (inception) through December 31, 2020 included a paragraph containing a going concern qualification, which stated, “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company is unable to raise additional funds to alleviate liquidity needs as well as complete a Business Combination by the close of business on May 19, 2022, then the Company will cease all operations except for the purpose of liquidating. This date for mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the period from August 7, 2020 (the date of incorporation of Zanite) to March 31, 2022 and the subsequent interim period through May 9, 2022, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from August 7, 2020 (the date of incorporation of Zanite) to March 31, 2022 and the subsequent interim period through May 9, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated May 13, 2022, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

(b)    Disclosures regarding the new independent auditor.

As described above, on May 9, 2022, the audit committee of the Board approved the engagement of KPMG as the Company’s independent registered public accounting firm to audit the Company and its subsidiaries consolidated financial statements as of and for the year ended December 31, 2022.

Item 5.01	Changes in Control of Registrant.

The information set forth above in the “Introductory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference. Reference is further made to the summary of the business combination, which is described beginning on page 101 of the Proxy Statement in the section titled “The Business Combination Proposal,” and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Closing, and in accordance with the terms of the Business Combination Agreement, the Board is comprised of seven directors: Sergio Pedreiro and José Manuel Entrecanales, who serve as Class I directors with terms expiring at the Company’s 2023 annual meeting of stockholders, Marion Clifton Blakey and Paul Eremenko, who serve as Class II directors with terms expiring at the Company’s 2024 annual meeting of stockholders, and Luis Carlos Affonso, Michael Amalfitano and Kenneth C. Ricci, who serve as Class III directors with terms expiring at the Company’s 2025 annual meeting of stockholders or, in each case, when his or her respective successor is duly elected and qualified, or upon his or her earlier death, resignation, retirement or removal. Immediately following the consummation of the business combination, the following individuals became the executive officers of the Company: Gerard J. DeMuro, André Duarte Stein and Eduardo Couto. Concurrently with the consummation of the business combination, Zanite’s officers and directors, other than Mr. Ricci (who serves as a director of the Company following the business combination), resigned from their respective positions at Zanite.

On the date of the Closing, the Company’s audit committee consisted of Sergio Pedreiro, Marion C. Blakey and Paul Eremenko, with Sergio Pedreiro serving as the chair of the committee. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. In addition, each member of the audit committee is able to read and understand financial statements. The Board also determined that at least one member of the Company’s audit committee has past employment experience in finance and accounting, as required under the rules of the NYSE.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Party Transactions” and “Indemnification of Directors and Officers” are incorporated in this Item 5.02 by reference.

Item 5.06	Change in Shell Company Status.

Upon the Closing, the Company ceased to be a shell company. The material terms of the business combination are described beginning on page 101 of the Proxy Statement in the sections titled “The Business Combination Proposal,” and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. On May 9, 2022, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement on pages F-2 through F-49, which are incorporated herein by reference.

In addition, the unaudited condensed consolidated financial statements of Eve as of March 31, 2022 and for the three months ended March 31, 2022 and 2021 and the related notes thereto are attached as Exhibit 99.3 and are incorporated herein by reference.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of December 21, 2021, by and among Zanite Acquisition Corp., Embraer S.A., EVE UAM, LLC and Embraer Aircraft Holding, Inc. (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Eve Holding, Inc., dated as of May 9, 2022.

3.2	Amended and Restated Bylaws of Eve Holding, Inc., dated as of May 9, 2022.

4.1	Specimen Common Stock Certificate of Eve Holding, Inc.

4.2	Warrant Agreement, dated as of November 16, 2020, by and between Zanite Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Zanite Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39704, filed with the Securities and Exchange Commission on November 19, 2020).

10.1*	Amended and Restated Registration Rights Agreement dated as of May 9, 2022, by and among Embraer Aircraft Holding, Inc., Zanite Sponsor LLC and certain other parties thereto.

10.2*	Stockholders Agreement, dated as of May 9, 2022, by and among Eve Holding, Inc., Embraer Aircraft Holding, Inc. and Zanite Sponsor LLC.

10.3	Tax Receivable Agreement, dated as of May 9, 2022, by and among Eve Holding, Inc. and Embraer Aircraft Holding, Inc.

10.4	Tax Sharing Agreement, dated as of May 9, 2022, by and among Eve Holding, Inc. and Embraer Aircraft Holding, Inc.

10.5	Form of Indemnification Agreement (incorporated by reference to Annex L to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.6+	Eve Holding, Inc. 2022 Stock Incentive Plan (incorporated by reference to Annex K to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.7*	Master Services Agreement, dated as of December 14, 2021, by and between Embraer S.A. and EVE UAM, LLC (incorporated by reference to Annex G to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.8*	Master Services Agreement, dated as of December 14, 2021, by and between Atech Negócios em Tecnologias S.A. and EVE UAM, LLC (incorporated by reference to Annex H to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.9*	Services Agreement, dated as of December 14, 2021, by and between EVE Soluções de Mobilidade Aérea Urbana Ltda. and EVE UAM, LLC (incorporated by reference to Annex I to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.10*	Database Limited Access Agreement, dated as of December 14, 2021, by and between EVE Soluções de Mobilidade Aérea Urbana Ltda. and EVE UAM, LLC (incorporated by reference to Annex M to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.11*	Shared Services Agreement, dated as of December 14, 2021, by and among Embraer S.A., Embraer Aircraft Holding, Inc., EVE Soluções de Mobilidade Aérea Urbana Ltda. and EVE UAM, LLC (incorporated by reference to Annex N to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.12*	Contribution Agreement, dated as of December 14, 2021, by and among Embraer S.A., Embraer Aircraft Holding, Inc. and EVE UAM, LLC (incorporated by reference to Annex J to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.13	Form of Strategic Warrant Agreement Number 1, dated as of December 21, 2021 (incorporated by reference to Annex P to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.14	Form of Strategic Warrant Agreement Number 2, dated as of December 21, 2021 (incorporated by reference to Annex P to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.15	Form of Strategic Warrant Agreement Number 3, dated as of December 21, 2021 (incorporated by reference to Annex P to the Company’s Definitive Proxy Statement on Form DEFM14A (File No. 001-39704), filed with the Securities and Exchange Commission on April 13, 2022).

10.16+*	Employment Agreement, dated as of September 14, 2021, by and among Eve Holding, Inc., Embraer Aircraft Holding, Inc., Embraer S.A. (solely with respect to Section 11 thereof) and Gerard J. DeMuro.

10.17	Form of Subscription Agreement, dated as of December 21, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39704), filed with the Securities and Exchange Commission on December 21, 2021).

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated as of May 13, 2022.

16.2	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated as of May 13, 2022.

21.1	List of Subsidiaries

99.1	Eve’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of March 31, 2022 and for the three months ended March 31, 2022 and 2021.

99.2	Press Release, dated May 9, 2022.

99.3	Unaudited condensed consolidated financial statements of EVE UAM, LLC as of March 31, 2022 and for the three months ended March 31, 2022 and 2021.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K of the Exchange Act. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

+	Indicates a management or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: May 13, 2022	By:	/s/ Gerard J. DeMuro
		Name:	Gerard J. DeMuro
		Title:	Co-Chief Executive Officer